EATON VANCE TAX-MANAGED DIVIDEND INCOME FUND Supplement to Prospectus dated March 1, 2010

1. The name of the Fund is changed to Eaton Vance Tax-Managed Global Dividend Income Fund.

2. The following replaces the first paragraph under "Principal Investment Strategies" in "Fund Summaries - Eaton Vance Tax-Managed Dividend Income Fund":

The Fund seeks to invest primarily in common and preferred stocks that pay dividends that qualify for federal income taxation at long-term capital gain rates ("tax-favored dividends"). Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks (the "80% policy"). The Fund’s return is expected to consist primarily of tax-favored dividend income, although it will also seek capital appreciation. The Fund may at times invest 25% or more of its total assets in each of the utilities and financial services sectors. The Fund may invest up to 20% of its net assets in fixed-income securities, including convertible stocks and convertible bonds and corporate debt securities rated investment grade or below ("junk bonds"), and may invest in securities in any rating category, including those in default. The Fund may invest not more than 5% of its net assets in real estate investment trusts. The Fund may also invest in other pooled investment vehicles and may lend its securities.

3. The following replaces "Performance" under "Fund Summaries - Eaton Vance Tax-Managed Dividend Income Fund":

The following bar chart and table provide some indication of risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2003 through December 31, 2009, the highest quarterly total return for Class A was 14.79% for the quarter ended June 30, 2009, and the lowest quarterly return was –16.46% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Life of Fund

Class A Return Before Taxes	13.82%	0.16%	3.96%
Class A Return After Taxes on Distributions	12.71%	–0.73%	3.10%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	10.16%	0.16%	3.41%
Class B Return Before Taxes	14.87%	0.30%	4.13%
Class C Return Before Taxes	18.87%	0.61%	4.13%
Class I Return Before Taxes	21.03%	1.48%	4.99%
Morgan Stanley Capital International (MSCI) World Index (reflects net dividends, which reflect the deduction of withholding taxes)	29.99%	2.01%	6.82%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	19.69%	–0.25%	4.75%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. Class A, Class B and Class C commenced operations on May 30, 2003. Life of Fund returns are calculated from May 31, 2003. The Class I performance shown above for the periods prior to August 27, 2007 (commencement of operations) is the performance for Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for expenses, returns would be different. Prior returns are adjusted to reflect any applicable sales charges (but were not adjusted for other expenses). If adjusted for other expenses, returns would be different. The Fund’s primary benchmark has been changed to the MSCI World Index because it was deemed by the portfolio managers to be a more appropriate benchmark for the Fund. The MSCI World Index is an unmanaged index of global equity securities. The Russell 1000 Value Index is a broad-based, unmanaged market index of U.S. value stocks. Investors cannot invest directly in an Index. (Source for the MSCI World Index and the Russell 1000 Value Index: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

June 11, 2010	4634-6/10	TMCOMBPS

EATON VANCE DIVIDEND INCOME FUND EATON VANCE TAX-MANAGED DIVIDEND INCOME FUND Supplement to Statements of Additional Information dated March 1, 2010

The name of Eaton Vance Dividend Income Fund is changed to Eaton Vance Global Dividend Income Fund and the name of Dividend Income Portfolio is changed to Global Dividend Income Portfolio. The name of Eaton Vance Tax-Managed Dividend Income Fund is changed to Eaton Vance Tax-Managed Global Dividend Income Fund. All applicable references in either Statement of Additional Information are revised accordingly.

June 11, 2010